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                                                                    Exhibit 10.3


                            FIRST AMENDMENT TO LEASE

      This First Amendment to Lease ("First Amendment") is made and entered into effective as of the 31st day of July, 2001, by and between Flextronics International USA, Inc., a California corporation ("Landlord"), and SMTC Manufacturing Corporation of Texas, a Texas corporation ("Tenant"), in light of the following recitals, to wit:

                                R E C I T A L S:

      Landlord and Tenant heretofore entered into that certain Lease dated February 23, 2001, covering premises hereinafter described (including the improvements situated thereon);

            Lots 1, 2 and 3, of ROLM BUSINESS PARK, a subdivision of Travis County, Texas, according to the map or plat recorded in Volume 89, Pages 263-265, of the Plat Records of Travis County, Texas.

      Landlord and Tenant now desire to amend the Lease in certain respects. All defined terms used in this First Amendment shall have the same meaning ascribed in the Lease unless otherwise set forth herein.

      NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements set forth herein, Landlord and Tenant hereby agree as follows:

      1. The Termination Date (as defined in the Lease) is hereby extended to August 31, 2001.

      2. During the period from August 1, 2001, through the Termination Date, as extended, Tenant shall pay rent to Landlord in an amount equal to $130,000.00 per month during the extension period, which shall be prorated on a daily basis in the event that the Termination Date does not occur on the last day of the month.

      Landlord and Tenant ratify and confirm the Lease as amended by this First Amendment.
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      Executed on the dates indicated below to be effective as of the date first written above.

                                        Flextronics International USA, Inc.,
                                        a California corporation


                                        By: /s/Mike Carney
                                            ----------------------------------
                                            Name: Mike Carney
                                            Title: General Manager

Date:  7/31/01

                                        SMTC Manufacturing Corporation of Texas, a Texas corporation


                                        By: /s/Richard N. Winter
                                            ----------------------------------
                                            Richard N. Winter
                                            Director of Finance
Date:  7/31/01


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